UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

INVENTURE FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 E. High St., Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (623) 932-6200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On March 9, 2017, Inventure Foods, Inc. (the “Company”) announced a delay in the release of the Company’s fourth quarter and fiscal year 2016 financial results and in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016.  The Company expects to file a notification of late filing on Form 12b-25 with the Securities and Exchange Commission to obtain a 15-day extension of the filing deadline for the Form 10-K.  The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                   Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit 99.1                              Press Release of Inventure Foods, Inc. dated March 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2017

INVENTURE FOODS, INC.

By:	/s/ Steve Weinberger
	Name:	Steve Weinberger
	Title:	Chief Financial Officer